PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

EQUITY FUNDS

EQUITY INDEX FUNDS

FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SUPPLEMENT DATED NOVEMBER 29, 2017 TO

PROSPECTUS AND SAI EACH DATED JULY 31, 2017, AS SUPPLEMENTED

Effective November 29, 2017, each Fund investing its uninvested cash in the Northern Institutional Funds Government Assets Portfolio (“Government Assets Portfolio”) will no longer invest in the Government Assets Portfolio, and instead will invest its uninvested cash in the Northern Institutional Funds U.S. Government Portfolio (“U.S. Government Portfolio”), another money market fund advised by Northern Trust Investments, Inc. (the “Investment Adviser”). Each Fund will bear indirectly a proportionate share of the U.S. Government Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the U.S. Government Portfolio’s prospectus) on any assets invested in the U.S. Government Portfolio are at an annual rate of 0.25% of the average daily net asset value of those assets. However, to the extent of any duplicative advisory fees, the Investment Adviser will reimburse each Fund for a portion of the management fees attributable to and payable by the Fund for advisory services on any assets invested in the U.S. Government Portfolio.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	COMBOSPT (11/17)